                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-6103

                              INVESTORS CASH TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-3488
                                                            --------------

                                  Charles Rizzo
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        03/31

Date of reporting period:       03/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Government & Agency Securities Portfolio

Scudder Government Cash Institutional Shares Fund #144

Scudder Government Cash Managed Shares Fund #244

Annual Report to Shareholders

March 31, 2005

Portfolio Management Review

In the following interview, Portfolio Manager Darlene Rasel discusses the market environment and the portfolio team's approach to managing the Government & Agency Securities Portfolio during the fund's most recent fiscal year ended March 31, 2005.

Q:  Will you discuss the market environment for the fund during the 12-month period?

A:  Following months of reasonable GDP growth accompanied by stubbornly anemic jobs reports in late 2003/early 2004, the April 2004 nonfarm payroll report of 300,000 new jobs demonstrated that the US economy was in full recovery, meaning that the Federal Reserve Board (the Fed) would soon begin to raise rates. This signaled a dramatic change for the fixed-income markets including money market securities. It also indicated that the yield curve would steepen substantially, meaning that longer-term money market rates would move higher than shorter-term rates.1

1 Yield Curve — a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as ``steep'' this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

2 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

With the job market seemingly back on track, the Federal Reserve began spelling out what came to be known as its "measured pace" policy. Under this policy, the Fed has been inching up the federal funds rate by 25 basis points (0.25%) at each of its seven policy meetings beginning in June 2004 through March 2005. At the close of the fund's fiscal year on March 31, the federal funds rate stood at 2.75%, up from 1.00% at the start of 2004.

In the second half of 2004, the US economic expansion displayed resiliency, maintaining a 4%

Portfolio Performance
As of March 31, 2005

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

7-Day Current Yield
Government Cash Institutional Shares	2.59%
Government Cash Managed Shares	2.35%

Yields are historical, will fluctuate, and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate.

Please call for the most current yield information.

growth rate while weathering a spike in oil prices up to $55 per barrel. As we moved into the fourth quarter of 2004 and the first quarter of 2005, corporate pricing power (the ability of companies to raise prices to boost profits while retaining market share) began to strengthen as inflationary pressures took hold. Monthly job growth remained an economic indicator for the market, but its focus gradually shifted to a careful watch for signs of increased inflation. The one-year LIBOR rate, an industry standard for measuring one-year money market rates, closed 2004 at 3.10%, its highest level since March 2002.2 At the end of March 2005, LIBOR stood at 3.84%. The premium level of LIBOR (which is set by the market) over the federal funds rate (which is fixed by the Federal Reserve) of 2.75% represented two factors: (1) the market's concern that the Fed may have to raise short-term interest rates more aggressively if inflation begins to accelerate; and (2) the fact that many market participants reevaluated their portfolios and sold some riskier credits following announcements of credit problems in the automobile and airline industries; these actions tended to boost yields and depress prices in the credit markets overall.

Q:  How did the fund perform over its most recent fiscal year?

A:  We were able to produce a competitive yield in the Government & Agency Securities Portfolio by employing our conservative investment strategies and standards. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.) We continue our insistence on the highest credit quality within the fund. We continue to apply a careful approach to investing and to seek competitive yield for our shareholders.

Q:  In light of market conditions during the period, what has been the strategy for the Government & Agency Securities Portfolio?

A:  Many investors have been waiting out the Federal Reserve's well-telegraphed series of interest rate hikes, and this has resulted in a ``flight to quality'' into government money market securities. For this reason, as Treasury bills have become more expensive, we have maintained a significant allocation in repurchase agreements. In addition, we have shortened the fund's weighted average maturity as a precautionary measure given the rising rate environment. Going forward, we will continue to monitor economic and inflation indicators to help us determine the speed in which interest rates may rise.

Q:  What detracted from performance during the period?

A:  In December, we kept additional cash on hand — as we do each year — to meet any tax-related redemptions as well as investors' year-end liquidity needs. This detracted somewhat from yield and total return.

Darlene M. Rasel
Managing Director, Deutsche Asset Management
and Lead Portfolio Manager

A group of investment professionals is responsible for the day-to-day management of the fund. These professionals have a broad range of experience managing money market funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period stated above. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2005
Actual Portfolio Return	Institutional Shares	Managed Shares
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,010.10	$ 1,008.90
Expenses Paid per $1,000*	$ 1.00	$ 2.15
Hypothetical 5% Portfolio Return	Institutional Shares	Managed Shares
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,023.93	$ 1,022.79
Expenses Paid per $1,000*	$ 1.01	$ 2.17

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent year-end period, then divided by 365.

Annualized Expense Ratios
Institutional Shares	.20%
Managed Shares	.43%

For more information, please refer to the Portfolio's prospectus.

Portfolio Summary

Investors Cash Trust — Government & Agency Securities Portfolio

Asset Allocation	3/31/05	3/31/04

Agencies Not Backed by the Full Faith and Credit of the US Government	45%	53%
Repurchase Agreements	55%	47%
	100%	100%
Weighted Average Maturity	3/31/05	3/31/04
Investors Cash Trust — Government & Agency Securities Portfolio	28 days	46 days
Government & Agencies Retail Money Fund Average*	29 days	47 days

* The Fund is compared to its respective iMoneyNet category: Government & Agencies Retail Money Fund Average consists of all non-institutional government money market funds. Category includes the most broadly based government retail funds. These funds can invest in US Treasuries, US Other, Repos, whether or not they are backed by US Treasuries and government-backed Floating Rate Notes.

Asset allocation is subject to change. For more complete details about the Fund's holdings, see pages 7-9. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month.

Portfolio of Investments at March 31, 2005

Government & Agency Securities Portfolio	Principal Amount ($)	Value ($)

Agencies Not Backed by the Full Faith and Credit of the US Government 45.3%
US Government Sponsored Agencies 35.7%
Federal Home Loan Bank:
1.35%, 4/15/2005	20,000,000	19,989,533
1.35%, 4/29/2005	25,000,000	24,971,821
2.61%*, 6/2/2006	10,000,000	9,992,400
2.88%*, 9/12/2005	28,000,000	27,992,287
Federal Home Loan Mortgage Corp.:
2.43%**, 5/17/2005	10,000,000	9,968,950
Series RB, 2.9%**, 8/9/2005	17,535,000	17,351,370
Federal National Mortgage Association:
2.43%*, 10/3/2005	25,000,000	24,991,733
2.64%*, 2/6/2006	25,000,000	24,985,110
2.84%*, 12/9/2005	25,000,000	24,989,506
		185,232,710

US Government Agency Sponsored Pass-Throughs 9.6%
Federal National Mortgage Association:
2.53%**, 4/1/2005	8,000,000	8,000,000
2.54%**, 4/1/2005	3,000,000	3,000,000
2.59%**, 4/1/2005	6,000,000	6,000,000
2.68%**, 5/2/2005	8,000,000	7,981,538
2.83%**, 6/1/2005	25,000,000	24,880,118
		49,861,656
Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $235,094,366)		235,094,366

Repurchase Agreements 54.7%
Bank of America, 2.78%, dated 3/22/2005, to be repurchased at $90,291,900 on 5/3/2005 (b)	90,000,000	90,000,000
Citigroup Global Markets, Inc., 2.90%, dated 3/31/2005, to be repurchased at $50,004,028 on 4/1/2005 (c)	50,000,000	50,000,000
Credit Suisse First Boston Corp., 2.78%, dated 3/15/2005, to be repurchased at $25,094,597 on 5/3/2005 (d)	25,000,000	25,000,000
Goldman Sachs Co., Inc., 2.90%, dated 3/31/2005 to be repurchased at $48,003,867 on 4/1/2005 (e)	48,000,000	48,000,000
Greenwich Capital Markets, 2.77%, dated 3/24/2005, to be repurchased at $25,048,090 on 4/18/2005 (f)	25,000,000	25,000,000
Merrill Lynch & Co., Inc., 2.57%, dated 2/1/2005, to be repurchased at $45,189,538 on 4/1/2005 (g)	45,000,000	45,000,000
State Street Bank and Trust Co., 2.45%, dated 3/31/2005, to be repurchased at $629,043 on 4/1/2005 (h)	629,000	629,000
Total Repurchase Agreements (Cost $283,629,000)		283,629,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $518,723,366) (a)	100.0	518,723,366
Other Assets and Liabilities, Net	0.0	158,583
Net Assets	100.0	518,881,949

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2005.

** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $518,723,366.

(b) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

71,999,861	Federal National Mortgage Association	4.0-6.5	2/1/2014-3/1/2035	72,235,457
19,175,304	Federal Home Loan Mortgage Corp.	4.5-6.0	10/1/2017-4/1/2035	19,564,544
Total Collateral Value				91,800,001

(c) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

29,598,368	Federal National Mortgage Association	4.0-6.5	9/1/2011-1/1/2034	29,970,884
21,161,075	Federal Home Loan Mortgage Corp.	4.0-6.0	7/1/2019-8/1/2024	21,169,307
Total Collateral Value				51,140,191

(d) Collateralized by $26,080,773 Federal National Mortgage Association, with various coupon rates from 4.0-5.0%, with various maturity dates of 7/1/2018-11/1/2018 with a value of $25,503,486.

(e) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

20,561,105	Federal National Mortgage Association	6.0-7.0	4/1/2018-7/1/2034	21,565,703
26,264,155	Federal Home Loan Mortgage Corp.	5.0-7.0	1/1/2014-1/1/2034	27,394,298
Total Collateral Value				48,960,001

(f) Collateralized by $26,010,000 of Federal National Mortgage Association, 5.0%, maturing on 4/25/2035 with a value of $25,501,998.

(g) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

13,345,265	Federal Home Loan Mortgage Corp., Interest Only	0.8	3/15/2024	293,259
3,117,301	Federal Home Loan Mortgage Corp., Principal Only	0.00	2/15/2032	2,633,142
8,283,150	Federal Home Loan Mortgage Corp., Principal Only	0.00	7/15/2034	6,713,504
37,263,500*	Federal Home Loan Mortgage Corp.	6.00	7/25/2033	5,028,886
1,669,886	Federal National Mortgage Association, Principal Only	0.00	9/25/2033	1,410,786
6,556,759	Federal National Mortgage Association, Principal Only	0.00	7/25/2033	3,318,987
145,677,118*	Federal National Mortgage Association	3.46-11.9	2/15/2018-3/15/2034	26,501,738
Total Collateral Value				45,900,302

* Principal amount is shown at original face.

(h) Collateralized by $650,000 Federal Home Loan Mortgage Corp., 3.875%, maturing 2/15/2008 with a value of $643,137.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities — Government & Agency Securities Portfolio as of March 31, 2005
Assets
Investments: Investments in securities, at amortized cost	$ 235,094,366
Repurchase agreements, at amortized cost	283,629,000
Total Investments in securities, at amortized cost	518,723,366
Cash	560
Interest receivable	848,851
Receivable for Portfolio shares sold	54
Other assets	31,891
Total assets	519,604,722
Liabilities
Dividends payable	491,369
Accrued management fee	64,284
Other accrued expenses and payables	167,120
Total liabilities	722,773
Net assets, at value	$ 518,881,949
Net Assets
Net assets consist of: Undistributed net investment income	18,730
Paid-in capital	518,863,219
Net assets, at value	$ 518,881,949
Net Asset Value
Service Shares Net assets applicable to shares outstanding	$ 211,218,777
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	211,214,126
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
Institutional Shares Net assets applicable to shares outstanding	$ 113,100,877
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	113,097,323
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
Managed Shares Net assets applicable to shares outstanding	$ 194,562,295
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	194,559,086
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the year ended March 31, 2005
Investment Income	Government & Agency Securities Portfolio
Income: Interest	$ 8,932,492
Expenses: Management fee	773,214
Services to shareholders	281,391
Custodian fees	26,338
Distribution service fees	421,742
Auditing	38,636
Legal	22,373
Trustees' fees and expenses	31,236
Reports to shareholders	30,846
Registration fees	43,747
Other	25,529
Total expenses, before expense reductions	1,695,052
Expense reductions	(31,128)
Total expenses, after expense reductions	1,663,924
Net investment income	7,268,568
Realized and Unrealized Gain (Loss) from Investment Transactions
Net realized gain (loss) from investments	7,543
Net increase (decrease) in net assets resulting from operations	$ 7,276,111

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets — Government & Agency Securities Portfolio
Increase (Decrease) in Net Assets	Years Ended March 31,
	2005	2004
Operations: Net investment income	$ 7,268,568	$ 4,078,211
Net realized gain (loss) on investment transactions	7,543	3,095
Net increase (decrease) in net assets resulting from operations	7,276,111	4,081,306
Distributions to shareholders from: Net investment income (Service Shares)	(2,735,478)	(1,944,687)
Net investment income (Institutional Shares)	(1,724,926)	(1,341,034)
Net investment income (Managed Shares)	(2,808,164)	(791,706)
Portfolio share transactions: Proceeds from shares sold	1,117,499,491	1,482,156,465
Reinvestment of distributions	3,483,589	2,376,960
Cost of shares redeemed	(1,147,198,270)	(1,411,917,056)
Net increase (decrease) in net assets from Portfolio share transactions	(26,215,190)	72,616,369
Increase (decrease) in net assets	(26,207,647)	72,620,248
Net assets at beginning of period	545,089,596	472,469,348
Net assets at end of period (including undistributed net investment income of $18,730 and $13,446, respectively)	$ 518,881,949	$ 545,089,596

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Government & Agency Securities Portfolio — Institutional Shares

Years Ended March 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.015	.009	.015	.03	.06
Less distributions from net investment income	(.015)	(.009)	(.015)	(.03)	(.06)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.55	.95	1.52	3.06	6.35
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	113	124	138	134	107
Ratio of expenses (%)	.20	.20	.20	.19	.18
Ratio of net investment income (%)	1.53	.95	1.51	3.01	6.14

Government & Agency Securities Portfolio — Managed Shares

Years Ended March 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.013	.007	.013	.03	.06
Less distributions from net investment income	(.013)	(.007)	(.013)	(.03)	(.06)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.30	.68	1.27	2.78	6.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	195	175	79	55	92
Ratio of expenses (%)	.45	.44	.45	.43	.43
Ratio of net investment income (%)	1.28	.71	1.26	2.77	5.88

Notes to Financial Statements

1. Significant Accounting Policies

Investors Cash Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Fund offers two series of shares (portfolios) — the Government & Agency Securities Portfolio and the Treasury Portfolio. The Government & Agency Securities Portfolio offers multiple classes of shares that include Service Shares, Institutional Shares and Managed Shares. The Treasury Portfolio offers Service Shares and Premier Money Market Shares. Certain detailed financial information for the Service Shares of the Government & Agency Securities Portfolio is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, shareholder service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or agent bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences reverse in a subsequent period. There were no significant book-to-tax differences for the portfolios.

At March 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Government & Agency Securities Portfolio
Undistributed ordinary income*	$ 525,306

In addition, during the year ended March 31, 2005, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Government & Agency Securities Portfolio
Distributions from ordinary income*	$ 7,268,568

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Fund arising in connection with each specific Portfolio are allocated to that Portfolio. Other Fund expenses which cannot be directly attributed to each Portfolio are apportioned among the Portfolios in the Fund.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.15% of average daily net assets.

For the the year ended March 31, 2005, the Advisor and certain of its subsidiaries have agreed to waive and reimburse certain operating expenses of the Fund so that the Fund's expenses are limited as follows:

Portfolio	Expense Limit*
Government & Agency Securities Portfolio: Service Shares	.25%

* Certain expenses, such as reorganization, taxes, brokerage, interest expense and extraordinary expenses are excluded from the expense limitation.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend-paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the the year ended March 31, 2005, the amount charged to the Service Shares, Institutional Shares and Managed Shares of the Government & Agency Securities Portfolio by SISC aggregated as follows:

Portfolio	Total Aggregated	Waived	Unpaid at March 31, 2005
Government & Agency Securities Portfolio:
Service Shares	$ 18,416	$ 18,416	$ —
Institutional Shares	275	—	102
Managed Shares	212,933	—	70,985

Distribution Services Agreement. Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, provides information and administrative services ("Service Fee") to the Service Shares and Managed Shares of the Government & Agency Securities Portfolio at an annual fee of 0.05% of average daily net assets for the Service Shares and up to 0.25% (currently 0.15%) of average daily net assets for the Managed Shares of the Government & Agency Securities Portfolio. For the the year ended March 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2005	Effective Rate (%)
Government & Agency Securities Portfolio: Service Shares	$ 92,939	$ 5,917	$ 8,384.05
Managed Shares	328,803	—	26,436.15

SDI has related service agreements with various firms to provide cash management and other services for Fund shareholders. SDI pays these firms at an annual rate of up to 0.15% of average daily net assets.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 for the Government & Agency Securities Portfolio were $155 and $102, respectively.

3. Expense Reductions

For the year ended March 31, 2005, the Advisor agreed to reimburse $6,495 for the Government & Agency Securities Portfolio, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the the year ended March 31, 2005, the Government & Agency Securities Portfolio's custodian and transfer agent fees were reduced by $205 and $95, respectively, under these arrangements.

4. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Share Transactions

The following table summarizes share and dollar activity in the Fund:

Government & Agency Securities Portfolio	Year Ended March 31, 2005		Year Ended March 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Service Shares	260,544,268	$ 260,544,268	486,152,403	$ 486,152,403
Institutional Shares	348,854,440	348,854,440	522,687,746	522,687,746
Managed Shares	508,100,783	508,100,783	473,316,316	473,316,316
		$ 1,117,499,491		$ 1,482,156,465
Shares issued to shareholders in reinvestment of distributions
Service Shares	2,712,247	$ 2,712,247	1,928,193	$ 1,928,193
Institutional Shares	757,863	757,863	441,893	441,893
Managed Shares	13,479	13,479	6,874	6,874
		$ 3,483,589		$ 2,376,960
Shares redeemed
Service Shares	(298,826,412)	$ (298,826,412)	(496,992,392)	$ (496,992,392)
Institutional Shares	(360,186,482)	(360,186,482)	(537,604,130)	(537,604,131)
Managed Shares	(488,185,376)	(488,185,376)	(377,320,533)	(377,320,533)
		$ (1,147,198,270)		$ (1,411,917,056)
Net increase (decrease)
Service Shares	(35,569,897)	$ (35,569,897)	(8,911,796)	$ (8,911,796)
Institutional Shares	(10,574,179)	(10,574,179)	(14,474,491)	(14,474,492)
Managed Shares	19,928,886	19,928,886	96,002,657	96,002,657
		$ (26,215,190)		$ 72,616,369

6. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
Investors Cash Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Government & Agency Securities Portfolio (the "Fund"), one of the portfolios constituting the Investors Cash Trust, as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstance, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principals used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Government & Agency Securities Portfolio of the Investors Cash Trust at March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
May 13, 2005

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns.

Other Information

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio of Investments

Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of March 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholders' meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	83
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	83
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	83
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	83
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	83
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	83
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	83
William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	83
Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present). Director, The Germany Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).

* Inception date of the corporation which was the predecessor to the L.L.C.

		86
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	83
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[4] (1942) Trustee, 2004-present	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	135
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director[3], Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

n/a
Charles A. Rizzo[5] (1957) Treasurer, 2002-present

Managing Director[3], Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: Two International Place, Boston, Massachusetts 02110

6 Address: One South Street, Baltimore, Maryland 21202

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Notes

Principal Underwriter
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606

Scudder Institutional Funds,
Client Services
Telephone: 800 537 3177
E-mail: ifunds@scudder.com
http://institutionalfunds.scudder.com

ITEM 2.         CODE OF ETHICS.

As of the end of the period, March 31, 2005, Investors Cash Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                 ICT - GOVERNMENT & AGENCY SECURITIES PORTFOLIO
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's independent registered public accounting firm, billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

  Services that the Fund's Independent Registered Public Accounting Firm Billed
                                   to the Fund

--------------------------------------------------------------------------------
Fiscal Year  Audit Fees     Audit-Related        Tax Fees        All Other
   Ended       Billed        Fees Billed        Billed to      Fees Billed
 March 31,    to Fund          to Fund             Fund           to Fund
--------------------------------------------------------------------------------
2005           $35,180           $0             $4,797               $0
--------------------------------------------------------------------------------
2004           $35,304           $0             $4,797              $364
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                Audit-Related                                 All
                Fees Billed to   Tax Fees Billed to    Other Fees Billed
Fiscal Year      Adviser and         Adviser and         to Adviser and
 Ended        Affiliated Fund     Affiliated Fund      Affiliated Fund
March 31,      Service Providers   Service Providers    Service Providers
--------------------------------------------------------------------------------
2005             $347,500               $0                    $0
--------------------------------------------------------------------------------
2004             $112,900               $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                 Total
                               Non-Audit
                              Fees billed
                               to Adviser
                             and Affiliated
                              Fund Service        Total
                                Providers     Non-Audit Fees
                              (engagements       billed to
                                 related         Adviser
                               directly to     and Affiliated
                              the operations   Fund Service
                  Total        and financial     Providers
              Non-Audit Fees    reporting        (all other
 Fiscal Year  Billed to Fund   of the Fund)      engagements)  Total of (A), (B)
   Ended
  March 31,        (A)            (B)                (C)            and (C)
--------------------------------------------------------------------------------
2005             $4,797           $0              $247,266           $252,063
--------------------------------------------------------------------------------
2004             $5,161           $0             $2,767,000         $2,772,161
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

                                       ***

E&Y recently advised the Fund's Audit Committee that various E&Y member firms provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the "DB entities") between 2003 and 2005 that raise issues under the SEC auditor independence rules. The DB entities are within the
"Investment Company Complex" (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

First, E&Y advised the Audit Committee that in connection with providing permitted expatriate tax compliance services for DB entities during 2003 and
2004, member firms in China and Japan ("E&Y China" and "E&Y Japan,"
respectively) received funds from the DB entities that went into E&Y
"representative bank trust accounts" and were used to pay the foreign income taxes of the expatriates. E&Y has advised the Audit Committee that handling those funds was in violation of Rule 2-01 of Regulation S-X. (Rule
2-01(c)(4)(viii) provides that an accountant's independence is impaired if the accountant has custody of assets of the audit client.)

Second, E&Y advised the Audit Committee that in connection with providing monthly payroll services to employees of certain DB entities from May 2003 to
February 2005, a member firm in Chile ("E&Y Chile") received funds from the
DB entities that went into an E&Y trust account and were used to pay the net salaries and social security taxes of executives of the DB entities. E&Y has advised the Audit Committee that handling those funds was in violation of Rule
2-01 of Regulation S-X.

Third, E&Y advised the Audit Committee that in connection with providing certain services in assisting a DB entity with various regulatory reporting requirements, a member firm in France ("E&Y France") entered into an engagement with the DB entity that resulted in E&Y France staff functioning under the direct responsibility and direction of a DB entity supervisor. E&Y advised the Audit Committee that, although the services provided were "permitted services" under Rule 2-01 of Regulation S-X, the structure of the engagement was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(4)(vi) provides that an accountant's independence is impaired if the accountant acts as an employee of an audit client.)

The Audit Committee was informed that E&Y China received approximately
$1,500, E&Y Japan received approximately $41,000, E&Y Chile received approximately $11,724 and E&Y France received approximately $100,000 for the services they provided to the DB entities. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar expatriate tax compliance services were provided to a number of
E&Y audit clients unrelated to DB or the Fund, E&Y has advised the SEC and the PCAOB of the independence issues arising from those services. E&Y advised the Audit Committee that E&Y believes its independence as independent registered public accounting firm for the Fund was not impaired during the period the services were provided. In reaching this conclusion,
E&Y noted a number of factors, including that none of the E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E&Y professionals responsible for the Fund's audits were not aware that these non-audit services took place, and that the fees charged were not significant to E&Y overall or to the fees charged to the Investment Company Complex. E&Y also noted that E&Y
China, E&Y Japan and E&Y Chile are no longer providing these services and that the E&Y France engagement has been restructured.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Investors Cash Trust Government & Agency
                                    Securities Portfolio

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Chief Executive Officer

Date:                               May 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Investors Cash Trust Government & Agency
                                    Securities Portfolio

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Chief Executive Officer

Date:                               May 31, 2005

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Chief Financial Officer

Date:                               May 31, 2005